UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

COOL CAN TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required

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☐
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SPECIAL MEETING

COOL CAN TECHNOLOGIES, INC.
311 – 698 Seymour Street
Vancouver, BC, Canada V6B 3K6

TO THE SHAREHOLDERS OF COOL CAN TECHNOLOGIES, INC.:

You are cordially invited to attend our Special Meeting of Shareholders to be held on June 21, 2004, at 1:30 p.m. (Pacific Standard Time), at the Offices of O’Neill Law Group, PLLC, 435 Martin Street, Suite 1010, Blaine, Washington.

The formal Notice of Meeting, Proxy Statement and Form of Proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

BRUCE T. LEITCH,
President & Chief Executive Officer

June 1, 2004

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY
TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION.

COOL CAN TECHNOLOGIES, INC.
311 – 698 Seymour Street
Vancouver, BC, Canada V6B 3K6

____________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD June 21, 2004

____________________________

TO THE SHAREHOLDERS OF COOL CAN TECHNOLOGIES, INC.:

Notice is hereby given that a Special Meeting of Shareholders of Cool Can Technologies, Inc. ("the Company" or "CCTI") will be held on June 21, 2004 at 1:30 p.m. Pacific Standard Time, at the Offices of O’Neill Law Group, PLLC, 435 Martin Street, Suite 1010, Blaine, Washington, for the following purposes:

1.
To adopt and approve the Agreement and Plan of Merger (the "Agreement") by and between the Company and NorPac Technologies, Inc., a Nevada corporation ("NorPac"), dated May 21, 2004, pursuant to which the Company will be merged with and into NorPac.

The close of business on May 24, 2004 has been fixed as the record date for the determination of shareholders that are entitled to vote at the meeting or any adjournments thereof.

By Order of the Board of Directors,

BRUCE T. LEITCH
PRESIDENT &
CHIEF EXECUTIVE OFFICER

June 1, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

COOL CAN TECHNOLOGIES, INC.
311 – 698 Seymour Street
Vancouver, BC, Canada V6B 3K6

____________________________

PRELIMINARY

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 21, 2004

____________________________

GENERAL INFORMATION

This Proxy Statement is being furnished to the shareholders of Cool Can Technologies, Inc., a Minnesota corporation (the "Company" or "CCTI"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a special meeting of shareholders of the Company (the "Special Meeting").

At the Special Meeting, shareholders of CCTI will be asked to consider and vote upon the proposal to adopt and approve an Agreement and Plan of Merger with NorPac in order to reincorporate the Company as a Nevada Corporation.

It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about June 1, 2004 .

THIS PROXY STATEMENT AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY THE COMPANY OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, 15 U.S.C.A. SECTIONS 77Z-2 AND 78U-5. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY AND MEMBERS OF ITS MANAGEMENT TEAM, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND MAY INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS.

Cool Can Technologies, Inc.
SPECIAL MEETING

TIME, DATE, PLACE AND PURPOSE

The Special Meeting of Shareholders (the "Special Meeting") of Cool Can Technologies, Inc. ("CCTI" or "the Company") will be held on June 21, 2004, at 1:30 p.m., Pacific Standard Time, at the Offices of O’Neill Law Group, PLLC, 435 Martin Street, Suite 1010, Blaine, Washington, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders.

RECORD DATE AND SHARES ENTITLED TO VOTE

The Board of Directors has fixed May 24, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

Only holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, the Company had 39,530,973 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Special Meeting. The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business at the Special Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

VOTE REQUIRED

All proposals that may come before the Special Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote, either in person or by proxy, on that matter. Shares represented by a proxy card voted as abstaining on any of the proposals (including broker non-votes) will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

SOLICITATION AND REVOCATION OF PROXIES

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Special Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Special Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

The Company has retained Signature Stock Transfer, Inc. of Plano, Texas to aid in the mailing, tabulation and solicitation of proxies. It is estimated that the cost of these services will be approximately $3,000, inclusive of reimbursement for the out-of-pocket expenses.

DISSENTERS RIGHTS

Under the Minnesota Business Corporation Act, CCTI shareholders are entitled to dissent from the proposed merger and obtain "fair value" plus interest for their shares by asserting their dissenters' rights.

For purposes of dissenters' rights, "fair value" means the value of the shares immediately before the effective time of the merger, and "interest" means interest commencing five days after the effective time of the merger up to and including the date of payment at the rate provided by Minnesota law for interest on verdicts and judgments.

The following is a summary of your dissenters' rights under the Minnesota Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in Sections 302A.471 and 302A.473, the full texts of which are attached to this proxy statement as Exhibit B, carefully and in their entirety because they, and not this summary description, define your rights to dissent.

If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Sections 302A.471 and 302A.473 and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.

A DISSENTING SHAREHOLDER MUST PERFECT DISSENTERS' RIGHTS

If you elect to exercise your dissenters' rights, to "perfect" them, you must:

  provide us with written notice of your intention to demand payment of the fair value of your shares before June 21, 2004, the date of the special meeting;

  not vote your shares in favor of the merger; and

  assert your dissenters' rights as to all of your shares (except where certain shares are beneficially owned by another person but registered under your name).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be: ☒ addressed to:

  Cool Can Technologies, Inc.
  Attn: Bruce T. Leitch
  311 – 698 Seymour Street
  Vancouver, B.C. V6B 3K6

  filed before June 21, 2004, the date of the special meeting; and

  executed by, or sent with the written consent of, the holder of record.

A failure to vote will not constitute a waiver of your dissenters' rights, but a vote in favor of the merger by proxy or in person will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment. A signed proxy returned with no indication of how it should be voted (or an abstention) will be a vote for the merger and will therefore constitute a waiver of your dissenters' rights.

If you fail to comply with these conditions, you will have no dissenters' rights with respect to your shares.

WE MUST PROVIDE DISSENTING SHAREHOLDERS WITH WRITTEN NOTICE

If you have properly asserted your dissenters' rights, we must give you a written notice that must contain the following:

  the address where your demand for payment and stock certificates must be sent;

  the date when your demand and stock certificates must be received;

  any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

  a form to be used to (1) certify the date on which you, or the beneficial owner on whose behalf you dissent, acquired the shares or an interest in them and (2) demand payment; and

  a copy of Section 302A.471 and 302A.473 and a brief description of the procedures to be followed under these sections.

DISSENTING SHAREHOLDERS MUST DEMAND PAYMENT AND RETURN SHARES

Within 30 days after the written notice described above is given, you must demand payment and deposit your stock certificate with the surviving corporation (or comply with any restrictions on uncertificated shares), or you will irrevocably forfeit your dissenters' rights. You will retain all rights as a shareholder until the effective time of the merger.

WE MUST SEND DISSENTING SHAREHOLDERS FAIR VALUE AND OTHER INFORMATION

If you make a demand for payment and deposit your stock certificates, then we will send you an amount which we estimate to be the fair value of your shares, plus interest. The payment for fair value must be accompanied by the following:

  our closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective time of the merger;
  our latest available interim financial statements;
  an estimate of the fair value of your shares;
  a brief description of the method used to arrive at the estimate of the fair value;
  a brief description of the procedures to be followed if you wish to demand supplemental payment; and
  copies of Sections 302A.471 and 302A.473.

If, however, the merger is not completed or we dispute your right to dissent, we will not send you the fair value of your shares or the additional information listed above.

A DISSENTING SHAREHOLDER MAY DEMAND SUPPLEMENTAL PAYMENT

If you believe the amount of the payment you receive from us is less than the fair value of your shares, plus interest, you must give written notice to us of your own estimate of the fair value of your shares, plus interest, within 30 days after the date we sent you our fair value estimate and payment. Your written notice must also demand payment for the difference.

If you fail to give written notice of your estimate to us and demand payment for the difference within the 30-day time period, you will be entitled only to the amount we estimated as fair value and previously paid to you.

You should be aware that our estimate of fair value might be less than the quoted market price of the securities.

A COURT WILL SETTLE FAIR VALUE DISPUTES

If we cannot agree within 60 days after we receive your estimate of the fair value of your shares, then we will file an action in a court of competent jurisdiction in the State of Minnesota, asking the court to determine the fair value of your shares, plus interest. If your demand is not settled within the applicable 60 day settlement period, you will be made a party to this proceeding.

After notice to you, the court will determine the fair value of your shares. The court may appoint one or more persons as appraisers to receive evidence and make recommendations to the court. You will be entitled to discovery on the same basis as any other party to a civil action. The court will determine the fair value of your shares by taking into account any and all factors the court finds relevant. The court will compute the fair value by utilizing any method or methods it deems appropriate.

The fair value of your shares, as determined by the court, will be binding on you. If the court determines that the fair value of your shares is in excess of our estimate of the fair value of the shares, then the court will enter a judgment in your favor in an amount by which the value determined by the court exceeds our estimate of the fair value, plus interest.

WE MAY WITHHOLD THE PAYMENT OF FAIR VALUE UNDER CERTAIN CIRCUMSTANCES

If you were not a shareholder or are not dissenting on behalf of a person who was a beneficial owner of CCTI shares on May 24, 2004, we may withhold the payment of the estimated fair value, plus interest, for your or such person's shares. In order to withhold your payment, we must provide you with the following:

  the notice and all other materials that were sent after shareholder approval of the merger to all shareholders who have properly exercised dissenters' rights;
  a statement of our reason for withholding the payment; and
  an offer to pay you an amount in full.

If you decline this offer, you may demand payment by following the same procedures described for demand of supplemental payment by shareholders who owned their shares as of May 24, 2004.

If you did not own shares on May 24, 2004 and fail to properly demand payment, you will be entitled only to the amount offered by us.

The rules and procedures for supplemental payment applicable to a dissenting shareholder who owned shares on May 24, 2004 will also apply to any shareholder properly giving a demand but who did not own shares of record or beneficially on May 24, 2004. However, any such shareholder is not entitled to receive any payment from us until the fair value of the shares, plus interest, has been determined pursuant to the rules and procedures for supplemental payment.

Cash received pursuant to the exercise of your dissenters' rights will be subject to income tax.

IF YOU CONSIDER SEEKING APPRAISAL YOU SHOULD REALIZE THAT THE FAIR VALUE OF YOUR SHARES, AS DETERMINED BY THE COMPANY OR THE COURT, RESPECTIVELY, COULD BE MORE THAN, THE SAME AS, OR LESS THAN THE AMOUNT OF VALUE OF THE SHARES FOLLOWING CONSUMMATION OF THE MERGER.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent and will receive the merger consideration for your shares.

The Board of Directors has reserved the right to abandon the merger in the event that 1% or more of the shareholders exercise the right to dissent.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth information as of May 24, 2004 regarding the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company; (ii) the Chief Executive Officer and other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ending June 30, 2003 (the Named Executive Officers); (iii) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all current executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such group or person.

	Name and Address	Amount and Nature	Percentage of
Title of Class	of Beneficial Owner	of Beneficial Ownership	Common Stock(1)

Common Stock	Bruce Leitch	96,507,000(2)	83.3%(2)
	Director, President,	Direct and Indirect
	Secretary & Treasurer
	698 Seymour Street, Suite 311
	Vancouver, British Columbia

Common Stock	Jerry McNabb	-	0%
	Director
	698 Seymour Street, Suite 311
	Vancouver, British Columbia

Common Stock	All Officers	96,507,000(2)	83.3%(2)
	and Directors as a
	Group (2 persons)

5% SHAREHOLDERS

Common Stock	Delta Technologies Group Inc.	2,500,000(3)	6%
	6155 Carpinteria Ave.	Direct
	Carpinteria, CA 93013

Common Stock	General Beverage Corp.	2,000,000(4)	5%
	6155 Carpinteria Ave.	Direct
	Carpinteria, CA 93013

Common Stock	David St. James	2,800,000(5)	5%
	1187 Coast Village Rd.	Indirect
	#1-414, Santa Barbara CA
	93108

Common Stock	Melanie St. James	2,800,000(6)	5%
	163 Hot Springs Rd.	Indirect
	Montecito, CA 93108

(1)
Based on 39,530,973 shares of our common stock issued and outstanding as of May 24, 2004. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 24, 2004.

(2)
Consists of 20,195,007 shares held by Bruce Leitch and 76,490,000 shares that are immediately acquirable upon conversion of the Convertible Notes held by Mr. Leitch. Mr. Leitch holds Convertible Notes in the principal amount of $76,490. These Convertible Notes are convertible into 76,490,000 of our common shares which is in excess of our current authorized capital. We intend to increase our authorized capital to provide for the number shares exercisable upon conversion of the Convertible Notes.

(3)	Delta Technologies Group Ltd. is a private company controlled by David St. James, Melanie St. James and George Baxter.

(4)	General Beverage Corp. is a Nevada corporation. David St. James. is the largest shareholder of General Beverage Corp.

(5)	Includes 300,000 shares held by David St. James and 2,500,000 shares in the name of Delta Technologies Group, Inc.

(6)	Includes 300,000 shares held by Melanie St. James and 2,500,000 shares in the name of Delta Technologies Group, Inc.

Except as otherwise noted, it is believed by us that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the SEC, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

DIRECTORS AND EXECUTIVE OFFICERS

                 The present officers and directors of the company are as follows:

Name	Age	Position

Bruce T. Leitch	46	President, Secretary, Treasurer, Director

Jerry McNabb	59	Director

                 Bruce T. Leitch. Mr. Leitch has been our president and a director since our inception. Mr. Leitch was appointed as our secretary and treasurer on September 20, 2001. Mr. Leitch was president of Western Canada Beverage Corp., since 1992, and after its merger with Selkirk Springs International Corp. to form Canadian Glacier Beverage Corp. he was vice-president of the merged entity until its sale in April, 1998.

                 Jerry McNabb. Mr. McNabb is one of our directors. Mr. McNabb was appointed as one of our directors on May 20, 1999. Mr. McNabb was formerly the president of BevOnline, Inc., and vice-president of Sawridge Waters, Inc., a bottled water business, from 1993 to 1999. Mr. McNabb was previously employed by the Coca-Cola Company and the Adolph Coors Company. Mr. McNabb is presently an independent consultant working exclusively in the beverage industry.

Committees of the Board Of Directors

We presently do not have an audit committee, compensation committee, nominating committee, and executive committee of our board of directors, stock plan committee or any other committees.

Terms of Office

Our directors are appointed for one-year terms to hold office until the next annual meeting of the holders of our Common Stock or until removed from office in accordance with our by-laws. Our officers are appointed by our board of directors and hold office until removed by our board of directors.

Security Ownership of Management

We are not aware of any arrangement that might result in a change in control in the future.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year. In June, 2000, our board of directors approved the 2000 Stock Option Plan (the “Plan”). Under the Plan, options to purchase up to 3,600,000 shares of our common stock may be granted to our employees, officers, directors, and eligible consultants of our company. The Plan provides that the option price be the fair market value of the stock at the date of grant as determined by the Board of Directors. Options granted become exercisable and expire as determined by the Board of Directors. For a more detailed discussion, please refer to Note 7 to our financial statements attached to this annual report.

EQUITY COMPENSATION PLAN INFORMATION AS AT JUNE 30, 2003
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders	Nil	N/A	Nil
Equity Compensation Plans not approved by security holders	Nil	N/A	Nil
Total	Nil	N/A	Nil

2000 Stock Option Plan

On June 21, 2000, we established our 2000 Stock Option Plan. The purpose of the Plan is to advance the interests of our company and our stockholders by strengthening our ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to our long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all our stockholders. The Plan is administered by our Board of Directors or by a committee of two or more non-employee directors appointed by the Board of Directors (the "Administrator"). Subject to the provisions of the Plan, the Administrator has full and final authority to grant the awards of stock options and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. Options granted under the Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code of 1986, as amended, (the “Code”) or nonqualified stock options.

All of our employees and members of our Board of Directors are eligible to be granted options. Individuals who have rendered or are expected to render advisory or consulting services to us are also eligible to receive options. The maximum number of shares of our common stock with respect to which options or rights may be granted under the Plan to any participant is 3,600,000 shares, subject to certain adjustments to prevent dilution. The aggregate number of shares underlying options granted to any eligible person during any calendar year may not exceed 3% of our issued and outstanding common shares.

The exact terms of the option granted are contained in an option agreement between us and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options and non-qualified stock options must be no less than 85% of the fair market value of the common stock on the date of grant. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

The Administrator may amend the Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) no outstanding stock options may be modified in any manner that would cause such option not to qualify as an incentive stock option for the purposes of Section 422 of the Code.

The Plan terminates on June 21, 2010 unless sooner terminated by action of the Board of Directors. All awards granted under the Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of our common stock not purchased thereunder shall again be available for issuance under the Plan.

We filed a registration statement under the Securities Act of 1933, as amended, to register the 3,600,000 shares of our common stock reserved for issuance under the Plan on October 11, 2001.

EXECUTIVE COMPENSATION.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers for all services rendered in all capacities to us for the fiscal period ended June 30, 2003.

		Annual Compensation				Long Term Compensation
						Restricted		LTIP
					Other Annual	Stock	Options/*	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Bruce Leitch(1)	President,	2003	$55,500	Nil	Nil	Nil	Nil	Nil	Nil
	Secretary,	2002	$102,000	Nil	Nil	Nil	Nil	Nil	Nil
	Treasurer	2001	$102,000	Nil	Nil	Nil	Nil	Nil	Nil
	& Director

(1) Mr. Leitch has acted as a management consultant to our company and was paid under the arrangement the sum of $8,500 per month until September 30, 2002. As of January 1, 2003 Mr. Leitch received $5,000 per month for his management consulting services provided to us.

STOCK OPTION GRANTS

The following table sets forth information with respect to stock options granted to each of our directors and officers during our most recent fiscal year ended June 30, 2003:

OPTION / SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees	Exercise Price (per Share)	Expiration Date
Bruce Leitch, President, Secretary, Treasurer and Director	Nil	N/A	N/A	N/A
Jerry McNabb, Director	Nil	N/A	N/A	N/A

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

The following is a summary of the share purchase options exercised by our officers, directors and employees during the financial year ended June 30, 2003:

AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
Name	Common Shares Acquired on Exercise ($)	Value Realized ($)	Unexercised Options at Financial Year-End (#) exercisable / unexercisable	Value of Unexercised In-The- Money Options/SARs at Financial Year-End ($) exercisable / unexercisable
Bruce Leitch, President, Secretary, Treasurer and Director	Nil	N/A	Nil/500,000	Nil
Jerry McNabb, Director	Nil	N/A	Nil/50,000	Nil

EMPLOYMENT CONTRACTS

Mr. Leitch, our President, has acted as a management consultant to our company and was paid under the arrangement the sum of $8,500 per month until September 30, 2002. As of January 1, 2003 Mr. Leitch received $5,000 per month for his management consulting services provided to our company.

PROPOSAL 1.

AGREEMENT AND PLAN OF MERGER

With written action dated as of May 21, 2004, the Board adopted the Plan of Merger attached as Exhibit A to this proxy statement. The purpose of the merger is to reincorporate the Company as a Nevada corporation. The Board of Directors believes that tax and corporation laws in Nevada provide a more favorable climate in which to conduct the Company's business.

  NorPac was incorporated on May 14, 2004 as a 100% subsidiary of the Company; it was formed solely for the purpose of the Company's reincorporation as a Nevada corporation. NorPac has not conducted any business.

  NorPac will be the surviving corporation of the merger and will continue to operate the Company's business.

  CCTI shareholders will receive one share of common stock of NorPac for each 20 shares of CCTI Common Stock they own.

  Each 20 options granted to CCTI option holders to purchase or otherwise acquire shares of Cool Can common stock will be subsequently converted into one option to purchase or otherwise acquire shares of NorPac common stock under the same terms and conditions.

  Each Cool Can 10% Convertible Note holder currently entitled to convert all or any portion of their note into shares of common stock of Cool Can equal to the principal amount of the note divided by the lesser of $0.001 or 50% of the average trading price of Cool Can’s common stock for the 10 trading days immediately preceding the date of conversion will be subsequently converted into a 10% Convertible Note of the Surviving Corporation. The holder will then be entitled to convert all or any portion of the note into shares of common stock of the Surviving Corporation equal to the principal amount of the note divided by the lesser of $0.02 or 50% of the average trading price of the Surviving Corporation’s common stock for the 10 trading days immediately preceding the date of conversion under the same terms and conditions as the Cool Can Convertible Note.

  If the shareholders vote to approve the merger, they will be entitled to exchange his, her, or its certificate representing Cool Can Common Stock, for a certificate representing the number of shares of NorPac Common Stock into which the number of shares of Cool Can stock previously represented by such certificate surrendered has been converted into. Upon receipt of such Cool Can Stock Certificates, the Surviving Corporation will issue to the Certificate holder the number of shares of NorPac Common Stock as converted pursuant to the terms of the Merger Agreement.

NorPac's principal place of business is the Company's headquarters at 311 – 698 Seymour Street, Vancouver, BC, Canada V6B 3K6, phone number: 604-688-8619. The name and address of NorPac's registered agent in Nevada is Cane & Associates, LLP, 3273 East Warm Springs Road, Las Vegas, Nevada 89120.

The merger between the Company and NorPac is a reincorporation merger. Therefore, pursuant to Rule 145(a)(2), the NorPac shares issued to CCTI shareholders are exempt from registration under the Securities Act of 1933. No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger.

NorPac's Articles of Incorporation are substantially identical with the Articles of Incorporation of CCTI; see Plan of Merger, attached as Exhibit A to this proxy statement. However, the Company's Articles of Incorporation presently authorize the issuance of a total of 100,000,000 shares of Common Stock, no par value. Of the 100,000,000 presently authorized shares of Common Stock, 39,530,973 shares were issued and outstanding as of May 24, 2004.

PRINCIPAL REASONS FOR REINCORPORATION BY MERGER FROM MINNESOTA TO NEVADA

The Board of Directors and management believe that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Minnesota to Nevada. The Reincorporation, coupled with the reorganization of the capital structure of the Company, will result in greater flexibility with regards to corporate governance issues and savings to the Company in the amount of various states' income taxes that would be required to be paid annually. The principal difference in the Laws of Incorporation between Minnesota and Nevada revolve around the requirement to hold a shareholder meeting should management deem it advantageous to pursue or enact certain changes to the Company’s operating structure. See "Differences Between the Corporation Statutes of Minnesota and Nevada – Shareholders’ Action Without A Meeting and also Tax Provisions".

The Company is also in need of raising substantial funds in order to complete its business plan and subsequently produce final prototypes and samples of its device. The Company believes that a merger under the terms detailed in the attached Merger Agreement is essential to the success of the Company in completing such a financing.

Also, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, flexible corporate statutes (very similar to those in effect in Delaware) which are periodically updated and reviewed to meet changing business needs. Reincorporation in Nevada will (i) permit increased limitation of the liability of both officers and directors which may ultimately lower the Company's insurance premiums for director and officer insurance; (ii) restrict the ability of shareholders to exercise appraisal rights in the event of a merger or stock exchange; (iii) provide less stringent shareholder meeting requirements, and (iv) allows the Company to take advantage of more favorable state corporate tax provisions.

DIFFERENCES BETWEEN THE CORPORATION STATUTES OF MINNESOTA AND NEVADA

CCTI is incorporated in the State of Minnesota and NorPac Technologies, Inc. is incorporated in the State of Nevada. Shareholders' rights are currently governed by the Minnesota Business Corporation Act (“MBCA”) and the CCTI Articles and Bylaws, but will, upon consummation of the Merger, be governed by the Nevada Revised Statutes (“NRS”) and the Articles and Bylaws of NorPac.

There are certain significant differences between the corporate codes of the States of Nevada and Minnesota and therefore the rights of the shareholders will change upon consummation of the Merger. This summary is not intended to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by the respective corporate codes of the states of Minnesota and Nevada to which shareholders are referred.

SHAREHOLDERS' ACTION WITHOUT A MEETING

Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a corporation's articles of incorporation. In contrast, Nevada law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Nevada law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting.

TAX PROVISIONS

A significant reason for the Merger is the potential for annual state tax savings which management believes the Company will be able to utilize upon generating revenues from sales of its products and subject to a reincorporation in Nevada. Nevada provides more favorable tax treatment for corporations than Minnesota because it does not charge a corporate income tax.

Under Minnesota law, all income earned by any corporate entity in the jurisdiction is subject to taxation by the State. Nevada law conversely has a considerably more favourable tax treatment of income earned by corporations in the jurisdiction such that there is no state taxation and corporations are only required to pay the federal taxes owing.

TREASURY SHARES

The MBCA does not allow treasury shares. Under the NRS, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability.

Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

  his act or failure to act constituted a breach of his fiduciary duties; and

  his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of such duties.
The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

INSPECTION OF SHAREHOLDER LISTS

Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register.

Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, provided that the stockholder gives at least 5 business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose that is the business or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Both Minnesota and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Nevada corporate law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada corporate law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada corporate law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

The Board of Directors recommends a vote FOR the proposed Agreement and Plan of Merger. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the proposal.

Exhibit A

To Proxy Statement

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into on the 21st of May, 2004 by Cool Can Technologies, Inc., a Minnesota corporation (“Cool Can”) and NorPac Technologies, Inc., a Nevada corporation (“NorPac”).

PRELIMINARY STATEMENTS

               NorPac is a wholly owned subsidiary of Cool Can.

               The Boards of Directors of NorPac and Cool Can deem it desirable and in the best interests of their respective shareholders that Cool Can be merged with and into NorPac (the “Merger”) on the terms and conditions of this Agreement.

               The Boards of Directors of NorPac and Cool Can, by resolutions duly adopted, have approved and adopted this Agreement.

               It is intended that the Merger be completed pursuant to Section 302A.621 of the Minnesota Business Corporation Act and Section 92A.190 of the Nevada Revised Statutes.

               It is intended that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder

               NOW THEREFORE the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Cool Can shall merge with and into NorPac on the following terms, conditions and other provisions:

STATEMENT OF TERMS

SECTION 1
THE MERGER

               1.1                The Merger. Subject to Section 1.8, upon and subject to the approval of the shareholders of Cool Can, Cool Can will be merged with and into NorPac in accordance with this Agreement, the Articles of Merger substantially in the form of Exhibit A attached to this Agreement (the “Articles of Merger”), and the applicable provisions of the Minnesota Business Corporation Act (the “Minnesota Law”) and the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, NorPac will continue as the surviving corporation (“Surviving Corporation”) and the separate existence of Cool Can will cease.

               1.2                Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the later of (i) the filing of the Articles of Merger with the Secretary of State of the State of Minnesota and (ii) the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which articles are to be filed in both places as soon as practicable on approval of the Merger by the shareholders of Cool Can.

               1.3                Effect of the Merger. The Merger will have the effects set forth in of the Minnesota Law, including Section 302A.641 of the Minnesota Law and Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of NorPac and Cool Can will vest in Surviving Corporation without further act or deed, and all debts, liabilities and duties of NorPac and Cool Can will become the debts, liabilities and duties of Surviving Corporation.

               1.4                Certificate of Incorporation; Bylaws.

                                    (a)                The certificate of incorporation of NorPac as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

                                    (b)                At the Effective Time, the by-laws of NorPac, as in effect immediately prior to the Effective Time, will be the by-laws of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

               1.5                Directors. The directors of Cool Can immediately prior to the Effective Time will be the directors and officers, respectively, of the Surviving Corporation after the Effective Time. The directors will hold office for the terms in effect immediately prior to the Effective Date. The directors will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

               1.6                Officers. The officers of Cool Can immediately prior to the Effective Time will be the directors of the Surviving Corporation after the Effective Time. The officers will hold office until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation.

               1.7                Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either NorPac or Cool Can, and the officers and directors, or the former officers and directors, as the case may be, of NorPac and Cool Can and the Surviving Corporation will take all such necessary action.

               1.8                Dissenting Shareholders. The Merger may be abandoned or discontinued prior to the Effective Time by a resolution of the board of directors of Cool Can in the event that 1% or more of the holders of Cool Can’s issued and outstanding shares of common stock will have exercised dissent rights in respect of the Merger.

SECTION 2
MERGER CONSIDERATION

               2.1                Merger Consideration.

                                    (a)                Conversion of Cool Can Common Stock. Each twenty (20) shares of Cool Can common stock, no par value per share (“Cool Can Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.4) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of NorPac, par value $0.001 per share (each a share of “NorPac Common Stock”).

                                    (b)                Conversion of NorPac Stock. Each share of NorPac Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and returned to the status of authorized but unissued shares.

                                    (c)                Conversion of Cool Can Stock Options. Each twenty (20) options to purchase or otherwise acquire shares of Cool Can Common Stock, whether for cash or other consideration (each, a “Cool Can Stock Option”) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one option to purchase or otherwise acquire shares of NorPac Common Stock on the same terms and conditions and will be recognized as such by NorPac (the “Option Conversion Ratio”).

                                    (d)                Conversion of Cool Can 10% Convertible Notes. Each Cool Can 10% Convertible Note (each, a “Cool Can Convertible Note”), entitling the holder thereof to convert all or any portion of the Cool Can Convertible Note held by such holder into that number of fully paid and non-assessable shares of common stock of Cool Can equal to the principal amount of the Cool Can Convertible Note divided by the lesser of $0.001 or 50% of the average trading price of Cool Can’s common stock for the 10 trading days immediately preceding the date of conversion, prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a 10% Convertible Note of the Surviving Corporation entitling the holder thereof to convert all or any portion of the Cool Can Convertible Note (the “Note Conversion Ratio”) held by such holder into that number of fully paid and non-assessable shares of common stock of the Surviving Corporation equal to the principal amount of the Cool Can Convertible Note divided by the lesser of $0.02 or 50% of the average trading price of the Surviving Corporation’s common stock for the 10 trading days immediately preceding the date of conversion on the same terms and conditions as the Cool Can Convertible Note and will be recognized as such by the Surviving Corporation.

               2.2                Conversion Procedure.

                                    (a)                Stock Certificate Conversion Procedure. After the Effective Time, each holder of Cool Can Common Stock will be entitled to exchange his, her, or its certificate representing the Cool Can Common Stock (“Cool Can Stock Certificate”) for a certificate representing the number of shares of NorPac Common Stock into which the number of shares of Cool Can Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each holder of Cool Can Common Stock may exchange his, her or its Cool Can Stock Certificate by delivering it to the Surviving Corporation and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the NorPac Common Stock to the holder thereof. Until surrendered as contemplated by this Section 2.2, each Cool Can Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive NorPac Common Stock certificates representing the number of whole shares of NorPac Common Stock into which the shares of Cool Can Common Stock formerly represented by such certificate have been converted. Upon receipt of such Cool Can Stock Certificates, the Surviving Corporation will cause the issuance of the number of shares of NorPac Common Stock as converted pursuant to Section 2.1(a) of this Agreement.

                                    (b)                Cool Can Stock Option Conversion Procedure. After the Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Cool Can Stock Option (“Cool Can Stock Option Agreement”) with a new certificate, agreement, confirmation or other documentation for the purchase or acquisition of the same number of shares of NorPac Common Stock as were subject to the Cool Can Stock Option on terms as nearly equivalent to those of the Cool Can Stock Option Agreement, subject to the Option Conversion Ratio in Section 2.1(c), as as may be accomplished under applicable law (the “Replacement Stock Option”). Any holder of a Cool Can Stock Option may request a Replacement Stock Option by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Cool Can Stock Option Agreement. No replacement of a Cool Can Stock Option will be issued until the original Cool Can Stock Option Agreement and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Cool Can Stock Option Agreement. Until surrendered as contemplated by this Section 2.2, each Cool Can Stock Option will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Stock Option for the same number of shares of Cool Can Common Stock subject to the Cool Can Stock Option, subject to the Option Conversion Ratio in Section 2.1(c).

                                     (c)                 Cool Can 10% Convertible Note Conversion Procedure. After the Effective Time, to the extent determined necessary by the Surviving Corporation, the Surviving Corporation will replace the certificate, agreement or other documentation evidencing any Cool Can Convertible Note with a new certificate, agreement, confirmation or other documentation for the acquisition of the number of shares of NorPac Common Stock as were subject to the Cool Can Convertible Note on terms as nearly equivalent to those of the Cool Can Convertible Note, subject to the Note Conversion Ratio in Section 2.1(d), as may be accomplished under applicable law (the “Replacement Note”). Any holder of a Cool Can Convertible Notes may request a Replacement Note by notifying the Surviving Corporation of such request in writing and including a copy of his, her or its Cool Can Convertible Note. No replacement of a Cool Can Convertible Notes will be issued until the original Cool Can Convertible Note and any other documentation deemed reasonably necessary by the Surviving Corporation is signed and surrendered to the Surviving Corporation by the holder of the Cool Can Convertible Note. Until surrendered as contemplated by this Section 2.2, each Cool Can Convertible Note will be deemed at any time after the Effective Time to represent only the right to receive a Replacement Note exercisable for the acquisition of the same number of shares of Cool Can Common Stock subject to the Cool Can Convertible Note, subject to the Note Conversion Ratio in Section 2.1(d).

               2.3                No Fractional Shares. No fractional shares of NorPac Common Stock will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Cool Can Common Stock who would otherwise have been entitled to receive a fraction of a share of NorPac Common Stock in the Merger will be rounded up to the next nearest whole number of shares of NorPac Common Stock.

               2.4                Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Cool Can Common Stock (“Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Section 302A.471 and Section 302A.473 of the Minnesota Law (the “Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive NorPac Common Stock, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Minnesota Law. Cool Can will give the Surviving Corporation (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Cool Can Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Minnesota Law and received by Cool Can relating to stockholders' rights of appraisal, and (ii) will keep the Surviving Corporation informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Minnesota Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Cool Can Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive NorPac Common Stock pursuant to Section 2.1 of this Agreement.

               2.5                No Further Ownership Rights in Cool Can Stock. The promise to exchange the Cool Can Common Stock for shares of NorPac Common Stock in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Cool Can Common Stock, and there will be no further registration of transfers on the stock transfer books of Cool Can of the shares of Cool Can Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Cool Can Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Cool Can Common Stock, except as otherwise provided in this Agreement or by law.

               2.6                Distributions with Respect to Unsurrendered Cool Can Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Cool Can Stock Certificate until the surrender of such Cool Can Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Cool Can Stock Certificate, the Surviving Corporation will pay to the holder of the NorPac Common Stock certificate issued in exchange the Cool Can Stock Certificate, without interest: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such NorPac Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such NorPac Common Stock.

               2.7                Lost, Stolen or Destroyed Certificates. If any certificate representing Cool Can Common Stock, any Cool Can Stock Option Agreement, or any Cool Can Convertible Note has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Surviving Corporation will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable NorPac Common Stock, Replacement Stock Option or Replacement Note deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

SECTION 3
MISCELLANEOUS PROVISIONS

               3.1                Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

               3.2                Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

               3.3                Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger abandoned by either the board of directors of Cool Can or NorPac, or both, notwithstanding approval of the Merger by the shareholders of Cool Can.

               3.4                Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.

               3.5                Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

               3.6                Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

               3.7                Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

               IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the board of directors of Cool Can and NorPac is hereby executed on behalf of each corporation.

COOL CAN TECHNOLOGIES, INC.
a Minnesota Corporation

_________________________
Bruce Leitch, President

NORPAC TECHNOLOGIES, INC.
a Nevada Corporation

_________________________
Bruce Leitch, President

Exhibit B

Dissent Rights

MINNESOTA STATUTES, SECTION 302A.471 AND 302A.473

MINNESOTA BUSINESS CORPORATION ACT

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

               SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a)	An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

	(1)	alters or abolishes a preferential right of the shares;

	(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

	(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)
excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b)
A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)	A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

(d)
A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to vote on the plan; or

(e)
Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBD. 2. BENEFICIAL OWNERS.

(a)
A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)
The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBD. 3. RIGHTS NOT TO APPLY.

(a)
Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

(b)
If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

SUBD. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a)	For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)	"Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)	"Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)
"Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBD. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBD. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBD. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES.

(a)
After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

	(1)	The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

	(2)	Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

	(3)	A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

	(4)	A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)
In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBD. 5. PAYMENT; RETURN OF SHARES.

(a)
After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)
The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

	(2)	An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

	(3)	A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)
The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)
If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBD. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBD. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

SUBD. 8. COSTS; FEES; EXPENSES.

(a)
The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)
If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

PROXY

FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF COOL CAN TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bruce T. Leitch and [NAME OF PROXY HOLDER] with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Special Meeting of Cool Can Technologies, Inc., a Minnesota corporation (the “Company”) to be held at the offices of O’Neill Law Group, PLLC, 435 Martin Street, Suite 1010, Blaine, Washington, at 1:30 pm (PST) on June 21, 2004 and at any adjournments thereof.

Please mark your votes as indicated: ☒

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY AND BETWEEN THE COMPANY AND NORPAC TECHNOLOGIES, INC. DATED MAY 21, 2004.

1.         Adopt and approve the Agreement and Plan of Merger by and between the Company and NorPac Technologies, Inc., a Nevada corporation, dated May 21, 2004, pursuant to which the Company will be merged with and into NorPac Technologies, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total Number of Shares Held:		Shares

Please Print Name:

Date:		, 2004

Signature of Shareholder

Signature of Shareholder, if held jointly